SEMI ANNUAL REPORT
TEMPLETON CHINA WORLD FUND, INC.

                                                               FEBRUARY 28, 2001


[FRANKLIN TEMPLETON INVESTMENTS LOGO]
PAGE


[MARK MOBIUS PHOTO]

MARK MOBIUS
President
Templeton China World Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.
PAGE


SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies."
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton China World Fund covers the period ended February 28, 2001.

China's economy continued to perform strongly in the fourth quarter of 2000, posting gross domestic product (GDP) growth of 7.3% compared with the same period a year earlier. This brought growth for 2000 as a whole to 8.0% and marked the first year since 1992 that China's economic growth accelerated.(1) Foreign direct investment in 2000 amounted to $40.8 billion, reversing an 11% fall in 1999, as multinational companies including Shell Chemicals, IBM and Intel made substantial investments.(2) As China moved closer to entering the World Trade

CONTENTS
Shareholder Letter .....     1

Performance Summary ....     7

Important Notice to
Shareholders ...........     8

Financial Highlights &
Statement of Investments     9

Financial Statements ...    13

Notes to Financial
Statements .............    16

FUND CATEGORY
[PYRAMID GRAPHIC]


1.   Source: The Dismal Scientist, GDP (China), 2/28/01.

2.   Source: South China Morning Post, 1/18/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10.


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Hong Kong                                    42.0%
China                                        34.3%
Taiwan                                       17.8%
Short-Term Investments & Other Net Assets     5.9%

Organization (WTO), the country's government made efforts to foster state enterprises' management accountability and to modernize and expand the stock exchanges. Plans to merge the Shanghai and Shenzhen stock exchanges could enhance liquidity and attract more foreign investors. China also reached an agreement with the WTO on judicial recourse for foreign companies and rules on administering import tariff quotas. There were, however, major differences over agricultural issues and market access to the services industry in the latest round of WTO talks. Since the WTO will force China to allow foreign investors to compete with local firms on a far greater scale, the nation's government has been taking measures to ensure that its industries will be globally competitive.

Despite the political conflict between China and Taiwan, commercial ties between the two nations continued to improve during the period. A clear breakthrough was the re-establishment of direct travel links. In addition, Taiwan's government agreed to further ease restrictions on investments in China and gradually permit direct trade. Taiwan's indirect investments in China soared 108% to $2.7 billion in 2000.(3) After the U.S., China is Taiwan's largest export market.

Taiwan also showed signs of economic recovery during the six months under review. For 2000, the country's GDP rose 4.1% and foreign investments hit a record high of $7.7 billion, an increase of 80% from 1999.(4) The most heavily invested sectors


3.   Source: Reuters, 1/30/01.

4.   Source: AFX News Limited, 2/16/01.


2
PAGE

were telecommunications and financial institutions. The unemployment rate increased marginally to 3.3% while the consumer price index registered 1.3%, a rise from 0.2% in 1999.(4),(5) Although consumer demand was weak, higher oil prices, education and medical costs were responsible for the higher inflation percentage. Political turmoil also took its toll on Taiwan's financial markets. Opposition parties submitted a dismissal motion to the legislature in December as a result of President Chen Shui-bian's unapproved decision to abandon the construction of the island's fourth nuclear power plant. However, Chen agreed to resume construction, and there seems to be no immediate plan to push for his removal from office.

In Hong Kong, third quarter GDP grew 10.4%, higher than the government forecasts of 10.0%.(6) The territory's unemployment situation also improved with the unemployment rate dropping to 4.5% in the fourth quarter from 4.8% the previous quarter.(7) In addition, Hong Kong retained its title as the world's freest economy in the Heritage Foundation's 2001 Index of Economic Freedom.

During the first four months of the reporting period, China, Taiwan and Hong Kong generally experienced declines in stock market performance. However, U.S. interest rate cuts in January and February positively affected these countries' stock markets. The Morgan Stanley Capital International (MSCI) China Free Index (in U.S. dollars) returned -23.85% for the period under


  TOP 10 EQUITY HOLDINGS*
  2/28/01

  COMPANY                     % OF TOTAL
  INDUSTRY, COUNTRY           NET ASSETS
  --------------------------------------
  Cheung Kong Holdings Ltd.         8.4%
  Real Estate, Hong Kong

  Dairy Farm International
  Holdings Ltd.                     7.1%
  Food & Drug Retailing,
  Hong Kong

  China Everbright Ltd.             5.3%
  Diversified Financials,
  China

  Hang Lung
  Development Co. Ltd.              4.9%
  Real Estate, Hong Kong

  Huaneng Power
  International Inc., H             4.4%
  Electric Utilities,
  China

  Beijing Datang Power
  Generation Co. Ltd., H            3.8%
  Electric Utilities, China

  PetroChina Co. Ltd., H            3.6%
  Oil & Gas, China

  Swire Pacific Ltd., A             3.5%
  Diversified Financials,
  Hong Kong

  Zhejiang Expressway
  Co. Ltd., H                       3.3%
  Transportation
  Infrastructure, China

  China Petroleum &
  Chemical Corp., H                 2.8%
  Oil & Gas, China


* Does not include investments in fixed income securities, short-term investments or other net assets

5.   Source: Reuters, 1/5/01.

6.   Source: AFX News Limited, 11/24/00.

7.   Source: Census & Statistics Department of HKSAR.


                                                                               3
PAGE
review but rose 4.05% during the first two months of 2001.(8) Within this environment, the Fund substantially outperformed the index, posting six-month cumulative total returns of +8.88% in market price terms and -5.07% in net asset value terms, as shown in the Performance Summary on page 7. We attribute the Fund's performance largely to our fundamental investment approach, focusing on companies and not on top-down analysis of economies or sectors.

In our efforts to increase the Fund's total return, we made a number of portfolio changes during the six months under review. We increased our allocation in China "H" (Hong Kong-listed shares of Chinese state-owned companies) and "Red Chip" (Hong Kong-registered firms listed in Hong Kong, injected with mainland assets) companies. Selective purchases and sales also increased our exposure to the transportation and utilities industries.
As of February 28, 2001, the real estate industry dominated the portfolio.

The changes listed above, plus changes in the value of individual stocks during the reporting period, led to the replacement of six of the Fund's top 10 holdings. Hong Kong companies Jardine Matheson, Hutchison Whampoa, HSBC Holdings and Pacific Century Cyberworks and Taiwanese companies Ritek and Hon Hai


8. Source: Standard and Poor's Micropal. The MSCI China Free Index is an equity index calculated by Morgan Stanley Capital International. The unmanaged index measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in China. Securities included are weighted according to their market capitalization (shares outstanding times price)."Free" denotes investment opportunities in the developing world available to foreign investors. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4
PAGE


Precision fell from the list. Replacing these companies were China "H" companies PetroChina, Huaneng Power, Beijing Datang Power and China Petroleum & Chemical, "Red Chip" China Everbright and Hong Kong's Swire Pacific.

Looking forward, we are optimistic about Templeton China World Fund's long-term prospects. We believe that any further U.S. interest rate cuts and the China region's strengthening economic fundamentals could contribute to positive stock market performance. China's accession into the WTO is anticipated in the latter half of 2001 as the country continues to work toward the resolution of remaining multilateral agreements as well as the final bilateral agreement with Mexico. Hong Kong continues to be one of the world's most successful business environments with its low taxes, minimal trade barriers and adherence to law and should continue to attract foreign and institutional investors alike.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity


                                                                               5
PAGE

market has increased 762.56% in the last 15 years, but has suffered 6 quarterly declines of more than 15% each during that time.(9) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. Investing in "China companies" also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the relatively small size and lesser liquidity of these markets.

Thank you for your continued support. We welcome your comments and suggestions.

Sincerely,




/s/ Mark Mobius

Mark Mobius
President
Templeton China World Fund, Inc.






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

9. Source: Hong Kong's Hang Seng Index. Based on quarterly percentage price change over 15 years ended 12/31/00. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. The components of the index are divided into four subindexes:
     Finance, Utilities, Properties and Commerce and Industry. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6
PAGE

PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                      CHANGE          2/28/01       8/31/00
---------------------------------------------------------------------------
Net Asset Value                       -$0.71           $10.62        $11.33
Market Price (NYSE)                   +$0.60           $ 8.60        $ 8.00

DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                      $0.0947

PERFORMANCE

                                                                     INCEPTION
                                 6-MONTH     1-YEAR       5-YEAR      (9/9/93)
------------------------------------------------------------------------------
Cumulative Total Return(1)
    Based on change in
    net asset value               -5.07%       -3.27%      +0.58%       +6.69%

    Based on change in
    market price                  +8.88%      +11.49%      -9.81%      -18.77%

Average Annual Total Return(1)
    Based on change in
    net asset value               -5.07%       -3.27%      +0.12%       +0.87%

    Based on change in
    market price                  +8.88%      +11.49%      -2.04%       -2.74%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

                                                                               7
PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission granted the Franklin Templeton Funds an order that allows the funds, including Templeton China World Fund, Inc., to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Fund may invest cash balances in Franklin Templeton money market funds. The Board of Directors of the Fund has voted to change the Fund's policy limiting investments in affiliated funds to allow the Fund to do so.

REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Fund approved expansion of the Fund's open-market share repurchase program. Under the Fund's previously announced open-market share repurchase program, the Fund was authorized to purchase, from time to time, up to a maximum of 2 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action removed the 10% limitation on share repurchases to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Fund's discount to net asset value. The amount and timing of additional repurchases, and the extent to which they may exceed the previous limitation, will be at the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.
--------------------------------------------------------------------------------


8

PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Highlights

                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001    --------------------------------------------------------
                                                 (UNAUDITED)         2000        1999        1998        1997        1996
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......               $11.33       $9.83       $6.30      $17.32      $13.39      $12.07
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................                   --***      .23         .10         .30         .24         .27
 Net realized and unrealized gains
   (losses)...............................                 (.65)       1.42        3.65      (10.45)       4.27        1.39
                                              -----------------------------------------------------------------------------
Total from investment operations..........                 (.65)       1.65        3.75      (10.15)       4.51        1.66
                                              -----------------------------------------------------------------------------
Capital share repurchases.................                  .03         .07          --         .08          --          --
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................                 (.09)       (.22)       (.21)       (.26)       (.28)       (.33)
 Net realized gains.......................                   --          --        (.01)       (.69)       (.30)       (.01)
                                              -----------------------------------------------------------------------------
Total distributions.......................                 (.09)       (.22)       (.22)       (.95)       (.58)       (.34)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............               $10.62      $11.33       $9.83       $6.30      $17.32      $13.39
                                              =============================================================================
Total Return*
 Based on market value per share..........                8.88%       7.86%      82.81%    (61.83)%      14.97%      11.75%
 Based on net asset value per share.......              (5.07)%      18.50%      61.12%    (59.73)%      35.33%      14.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........             $198,036    $213,953    $189,994    $121,697    $353,049    $272,996
Ratios to average net assets:
 Expenses.................................                1.69%**     1.68%       1.69%       1.68%       1.65%       1.65%
 Net investment income....................                 .09%**     2.21%       1.20%       2.88%       1.55%       2.14%
Portfolio turnover rate...................               44.18%     142.49%      83.88%      34.75%      19.51%      14.47%

*Total return is not annualized.
**Annualized.
***Actual net investment income per share is .004.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
                                                                               9
PAGE

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                   COUNTRY         SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.1%
*AIRLINES 1.6%
China Southern Airlines Co. Ltd., H.........................        China        10,126,000     $  3,115,732
                                                                                                ------------
AUTOMOBILES 3.2%
China Motor Co. Ltd. .......................................       Taiwan         3,987,000        4,055,412
Qingling Motors Co. Ltd., H.................................        China        15,274,000        2,291,129
                                                                                                ------------
                                                                                                   6,346,541
                                                                                                ------------
BANKS 3.7%
*China Development Industrial Bank..........................       Taiwan         3,802,000        4,008,292
HSBC Holdings PLC...........................................      Hong Kong         248,297        3,342,503
                                                                                                ------------
                                                                                                   7,350,795
                                                                                                ------------
BEVERAGES 2.1%
Anhui Gujing Brewery Co. Ltd., B............................        China           615,312          432,302
Tsingtao Brewery Co. Ltd., H................................        China        13,731,000        3,740,865
                                                                                                ------------
                                                                                                   4,173,167
                                                                                                ------------
CHEMICALS 2.3%
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ..............        China        28,338,000        3,996,436
Sinopec Shanghai Petrochemical Co. Ltd. ....................        China         3,754,000          514,978
                                                                                                ------------
                                                                                                   4,511,414
                                                                                                ------------
COMMERCIAL SERVICES & SUPPLIES 1.8%
Cosco Pacific Ltd. .........................................      Hong Kong       5,024,000        3,542,610
                                                                                                ------------
COMPUTERS & PERIPHERALS 6.2%
*Accton Technology Corp. ...................................       Taiwan         2,325,000        4,133,174
Advantech Co. Ltd. .........................................       Taiwan           489,000        1,957,814
*Compal Electronics Inc. ...................................       Taiwan         1,277,000        2,013,511
*Ritek Corp. ...............................................       Taiwan         1,727,000        4,111,269
                                                                                                ------------
                                                                                                  12,215,768
                                                                                                ------------
CONSTRUCTION MATERIALS 2.6%
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong       2,821,000        5,099,565
                                                                                                ------------
DIVERSIFIED FINANCIALS 11.0%
China Everbright Ltd. ......................................        China         9,059,997       10,570,132
Hutchison Whampoa Ltd. .....................................      Hong Kong         359,400        4,262,170
Swire Pacific Ltd., A.......................................      Hong Kong       1,005,500        6,896,787
                                                                                                ------------
                                                                                                  21,729,089
                                                                                                ------------
ELECTRIC UTILITIES 8.1%
Beijing Datang Power Generation Co. Ltd., H.................        China        23,822,000        7,559,001
*Huaneng Power International Inc., H........................        China        16,938,000        8,631,976
                                                                                                ------------
                                                                                                  16,190,977
                                                                                                ------------
*ELECTRONIC EQUIPMENT & INSTRUMENTS .9%
United Epitaxy Co. Ltd. ....................................       Taiwan         1,798,038        1,773,301
                                                                                                ------------

 10
PAGE


TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY         SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & DRUG RETAILING 7.1%
Dairy Farm International Holdings Ltd. .....................      Hong Kong      26,944,634     $ 14,145,933
                                                                                                ------------
FOOD PRODUCTS .7%
UNI-President Enterprises Corp. ............................       Taiwan         2,343,360        1,448,978
                                                                                                ------------
HOTELS RESTAURANTS & LEISURE 4.6%
China Travel International Investment Hong Kong Ltd. .......      Hong Kong      28,078,000        4,139,758
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong       7,656,000        4,907,755
                                                                                                ------------
                                                                                                   9,047,513
                                                                                                ------------
HOUSEHOLD DURABLES .2%
*TCL International Holdings Inc. ...........................        China            30,000            6,000
Wuxi Little Swan Co. Ltd., B................................        China           753,000          419,948
                                                                                                ------------
                                                                                                     425,948
                                                                                                ------------
INDUSTRIAL CONGLOMERATES 1.6%
China Merchants Holdings International Co. Ltd. ............      Hong Kong       3,880,000        3,158,758
                                                                                                ------------
*INSURANCE .2%
China Insurance International Holdings Co. Ltd. ............      Hong Kong       1,806,000          305,635
                                                                                                ------------
*MACHINERY .3%
Procomp Informatics Co. Ltd. ...............................       Taiwan           193,000          611,609
                                                                                                ------------
MEDIA .4%
Asia Satellite Telecommunications Hldgs. Ltd. ..............      Hong Kong         348,000          791,933
                                                                                                ------------
*METALS & MINING 1.1%
Angang New Steel Company Ltd., H............................        China        20,336,000        2,216,131
                                                                                                ------------
OIL & GAS 6.4%
*China Petroleum & Chemical Corp., H........................        China        34,524,000        5,532,763
PetroChina Co. Ltd., H......................................        China        37,976,000        7,059,732
                                                                                                ------------
                                                                                                  12,592,495
                                                                                                ------------
PHARMACEUTICALS 1.3%
China Pharmaceutical Enterprise & Investment Corp. Ltd. ....        China        22,574,000        2,546,843
                                                                                                ------------
REAL ESTATE 13.9%
Cheung Kong Holdings Ltd. ..................................      Hong Kong       1,376,000       16,670,983
Hang Lung Development Co. Ltd. .............................      Hong Kong       8,885,000        9,625,540
Henderson China Holdings Ltd. ..............................      Hong Kong       2,719,000        1,315,943
*Shanghai Lujiaxui Finance & Trade Zn Dev Stk Co Ltd., B....        China            28,000           15,260
                                                                                                ------------
                                                                                                  27,627,726
                                                                                                ------------
ROAD & RAIL 1.0%
Dazhong Transportation Co. Ltd., B..........................        China         1,618,705        1,001,978
Guangshen Railway Co. Ltd., H...............................        China         5,936,000          958,905
                                                                                                ------------
                                                                                                   1,960,883
                                                                                                ------------

                                                                              11
PAGE

TEMPLETON CHINA WORLD FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                   COUNTRY         SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
*SEMICONDUCTOR EQUIPMENT & PRODUCTS 5.6%
Advanced Semiconductor Engineering Inc. ....................       Taiwan           798,000     $    772,218
Siliconware Precision Industries Co., Ltd. .................       Taiwan         4,648,840        3,952,484
Taiwan Semiconductor Manufacturing Co. .....................       Taiwan         1,582,000        4,401,917
United Microelectronics Corp. ..............................       Taiwan         1,168,000        1,913,866
                                                                                                ------------
                                                                                                  11,040,485
                                                                                                ------------
TRANSPORTATION INFRASTRUCTURE 5.7%
Anhui Expressway Co. Ltd. ..................................        China         6,628,000          688,301
Jiangsu Expressway Company Ltd. ............................      Hong Kong      21,506,000        4,053,106
Zhejiang Expressway Co. Ltd., H.............................        China        35,920,000        6,631,470
                                                                                                ------------
                                                                                                  11,372,877
                                                                                                ------------
WIRELESS TELECOMMUNICATION SERVICES .5%
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong         645,000        1,021,263
                                                                                                ------------
TOTAL COMMON STOCKS (COST $183,054,761).....................                                     186,363,969
                                                                                                ------------
                                                                                 PRINCIPAL
                                                                                  AMOUNT**
                                                                                 ----------
SHORT TERM INVESTMENTS (COST $9,394,246) 4.8%
U.S. Treasury Bills, 4.885% to 6.040%, with maturities to
  5/10/01...................................................    United States    $9,443,000        9,397,389
                                                                                                ------------
TOTAL INVESTMENTS (COST $192,449,007) 98.9%.................                                     195,761,358
OTHER ASSETS, LESS LIABILITIES 1.1%.........................                                       2,274,625
                                                                                                ------------
TOTAL NET ASSETS 100.0%.....................................                                    $198,035,983
                                                                                                ============

*Non-incoming producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 12
PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $192,449,007)....    $195,761,358
 Cash.......................................................       1,507,017
 Receivables:
  Investment securities sold................................       2,079,740
  Dividends and interest....................................          69,487
                                                                ------------
      Total assets..........................................     199,417,602
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         954,892
  To affiliates.............................................         242,983
 Accrued expenses...........................................         183,744
                                                                ------------
      Total liabilities.....................................       1,381,619
                                                                ------------
Net assets, at value........................................    $198,035,983
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $   (199,269)
 Net unrealized appreciation................................       3,311,399
 Accumulated net realized loss..............................     (77,821,637)
 Capital shares.............................................     272,745,490
                                                                ------------
Net assets, at value........................................    $198,035,983
                                                                ============
Net asset value per share ($198,035,983 / 18,645,572 shares
  outstanding)..............................................          $10.62
                                                                ============

                       See Notes to Financial Statements.
                                                                              13
PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $71,522)
 Dividends..................................................    $   839,498
 Interest...................................................        830,201
                                                                -----------
      Total investment income...............................                   $  1,669,699
Expenses:
 Management fees (Note 3)...................................      1,184,197
 Administrative fees (Note 3)...............................        236,840
 Transfer agent fees........................................         33,799
 Custodian fees.............................................         42,925
 Reports to shareholders....................................         17,798
 Registration and filing fees...............................         15,003
 Professional fees..........................................         28,592
 Directors' fees and expenses...............................         16,815
 Other......................................................         13,447
                                                                -----------
      Total expenses........................................                      1,589,416
                                                                               ------------
            Net investment income...........................                         80,283
                                                                               ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (8,247,724)
  Foreign currency transactions.............................       (292,950)
                                                                -----------
      Net realized loss.....................................                     (8,540,674)
 Net unrealized depreciation on:
  Investments...............................................     (3,960,631)
  Translation of assets and liabilities denominated in
    foreign currencies......................................           (949)
                                                                -----------
      Net unrealized depreciation...........................                     (3,961,580)
                                                                               ------------
Net realized and unrealized loss............................                    (12,502,254)
                                                                               ------------
Net decrease in net assets resulting from operations........                   $(12,421,971)
                                                                               ============

                       See Notes to Financial Statements.
 14
PAGE

TEMPLETON CHINA WORLD FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $     80,283           $  4,473,125
  Net realized gain (loss) from investments and foreign
   currency transactions....................................        (8,540,674)            40,305,932
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        (3,961,580)           (13,286,297)
                                                                 -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (12,421,971)            31,492,760

 Distributions to shareholders from net investment income...        (1,783,009)            (4,217,462)
 Capital share transactions (Note 2)........................        (1,712,147)            (3,315,759)
                                                                 -------------------------------------
    Net increase (decrease) in net assets...................       (15,917,127)            23,959,539
Net assets:
 Beginning of period........................................       213,953,110            189,993,571
                                                                 -------------------------------------
 End of period..............................................      $198,035,983           $213,953,110
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................      $   (199,269)          $  1,503,457
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              15
PAGE

TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of "China companies." The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 16
PAGE


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 2 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At February 28, 2001, there were 100 million shares authorized ($0.01 par value). During the period ended February 28, 2001, 237,400 shares were repurchased for $1,712,147. The weighted average discount of market price to net asset value of shares repurchased during the period ended February 28, 2001 was 25%. During the year ended August 31, 2000, 436,600 shares were repurchased for $3,315,759. Through February 28, 2001, the Fund had repurchased a total of 1,738,200 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management, Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average weekly net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services.

                                                                              17
PAGE


TEMPLETON CHINA WORLD FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At February 28, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $193,044,684 was as follows:

Unrealized appreciation.....................................  $ 22,929,364
Unrealized depreciation.....................................   (20,212,690)
                                                              ------------
Net unrealized appreciation.................................  $  2,716,674
                                                              ============

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At August 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $68,300,679
2008........................................................       45,311
                                                              -----------
                                                              $68,345,990
                                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $84,683,443 and $72,002,678, respectively.

 18
PAGE

TEMPLETON CHINA WORLD FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Andrew H. Hines, Jr., Charles B. Johnson, Charles E. Johnson and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                   % OF               % OF                            % OF               % OF
    TERM EXPIRING 2004:          FOR        OUTSTANDING SHARES    VOTED SHARES    WITHHELD     OUTSTANDING SHARES    VOTED SHARES
---------------------------------------------------------------------------------------------------------------------------------
Andrew H. Hines, Jr.........  11,832,562          63.09%             68.71%       5,389,297          28.74%             31.29%
Charles B. Johnson..........  11,843,650          63.15%             68.77%       5,378,209          28.68%             31.23%
Charles E. Johnson..........  11,824,832          63.05%             68.66%       5,397,027          28.78%             31.34%
Constantine D.
  Tseretopoulos.............  11,824,858          63.05%             68.66%       5,397,001          28.78%             31.34%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                                SHARES             % OF               % OF
                                VOTED       OUTSTANDING SHARES    VOTED SHARES
------------------------------------------------------------------------------
For.........................  16,890,544          90.06%             98.08%
Against.....................     113,181           0.61%              0.66%
Abstain.....................     218,134           1.16%              1.26%
------------------------------------------------------------------------------
Total.......................  17,221,859          91.83%            100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                                SHARES             % OF               % OF
                                VOTED       OUTSTANDING SHARES    VOTED SHARES
------------------------------------------------------------------------------
For.........................  10,010,107          53.37%             58.12%
Against.....................   5,942,881          31.69%             34.51%
Abstain.....................   1,268,871           6.77%              7.37%
------------------------------------------------------------------------------
Total.......................  17,221,859          91.83%            100.00%

*Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              19
PAGE

TEMPLETON CHINA WORLD FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton China World Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 20
PAGE

TEMPLETON CHINA WORLD FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton China World Fund, Inc. are traded on the New York Stock Exchange under the symbol "TCH." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton China World Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              21
PAGE


SEMIANNUAL REPORT

TEMPLETON CHINA WORLD FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTCH S01 04/01                        [RECYCLED LOGO] Printed on recycled paper